UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2005

BIOMASS PROCESSING TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-50520	65-0638890
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3222 Commerce Place, Suite A, West Palm Beach, Florida	33407
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 684-6611

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

This is an amendment to the Registrant's Current Report on Form 8-K, filed on June 13, 2005, which previously reported the resignation of four members of the Registrant's Board of Directors. This amendment provides the resignation letters of the directors as Additional Exhibits.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

The following items are filed as Additional Exhibits to this amendment to the Current Report on Form 8-K:

99.1    Resignation Letter of Dr. Donald E. Orr, dated June 7, 2005.

99.2    Resignation Letter of Jack B. Simpson, dated June 8, 2005.

99.3    Resignation Letter of Dr. Stanley E. Poe, dated June 9, 2005.

99.4    Resignation Letter of Donald E. Henderson, dated June 9, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biomass Processing Technology, Inc.
Date: November 17, 2005
	By:	/s/ Larry W. Denney
Larry W. Denney, Chairman of the Board, President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Resignation Letter of Dr. Donald E. Orr, dated June 7, 2005.

99.2	Resignation Letter of Jack B. Simpson, dated June 8, 2005.

99.3	Resignation Letter of Dr. Stanley E. Poe, dated June 9, 2005

99.4	Resignation Letter of Donald E. Henderson, dated June 9, 2005.